Exhibit 10.1

Subscription Agreement

for

CM OB Hotel Owner, LLC
A Delaware Limited Liability Company

(The undersigned (“Purchaser” or the “Subscriber”) understands that CM OB Hotel Owner, LLC, a limited liability company organized under the laws of the state of Delaware (the “Company”), is offering for purchase to the undersigned a certain number of Class A Membership Interest Units of the Company (the “Securities” and each Unit a “Unit”) in this private placement offering with up to $5,000,000 sought in total subscriptions (the “Offering”). The Offering shall commence as of April 24, 2025 and shall terminate on the earlier of (a) the date the Manager, in its discretion, elects to terminate, (b) the date upon which all Subscription funds for the maximum aggregate offering have been procured, or (c) twelve months (the “Offering Period”). The undersigned further understands that this offering is being made without registration of the Securities under the Securities Act of 1933, as amended (the “Securities Act”), or any securities law of any state of the United States or of any other jurisdiction and is being offered pursuant to an exemption thereof. Notwithstanding the foregoing, the Company reserves the right to increase or decrease the maximum amount sought under this offering or to terminate this Offering at any time and without notice or to take less than the minimum subscription at its discretion.

Acknowledging the above, the undersigned, desiring to purchase the Securities specified herein, agrees as follows:

1. Subscription; Investor Suitability Questionnaire. Subject to the terms and conditions hereof and under this Offering the undersigned hereby irrevocably subscribes to and for the specific number of Units set forth on the Signature Page hereto for the aggregate purchase price set forth on the Signature Page hereto, which is payable as described in Section 4 hereof (the “Subscription”). The undersigned acknowledges that the Securities will be subject to restrictions on transfer as set forth in this subscription agreement (the “Subscription Agreement”), the Company’s operating agreement controlling the governance of the Company, as in effect as of the date of this Subscription Agreement and as may be later amended from time to time (the “Operating Agreement”), and under applicable law. Further, the undersigned hereby agrees and acknowledges that it must complete the attached “Investor Suitability Questionnaire” in order for the Company to accept the subscription hereunder.

2. Acceptance of Subscription and Issuance of Securities. It is understood and agreed that the Company shall have the sole right, at its complete discretion, to accept or reject this subscription, in whole or in part, for any reason and that the same shall be deemed to be acceptable by the Company only if: 1) it is signed by the undersigned (or a duly authorized representative of the undersigned) and delivered to the

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Company at or before the Closing (defined below); 2) the same is counter-signatured by the Manager; 3) the undersigned executes the Company’s Operating Agreement; and 4) the undersigned pays the subscription price indicated (or that amount as initially called for by the Company) on or before the Closing (defined below).

3. The Closing; Extension or Termination of Offering Period. Beginning as of the Effective Date herein and continuing through the Offering Period, the Company may accept reservations for subscriptions hereunder on a “rolling basis”, “first come first serve” basis, or all at once or all at once on a “best efforts” basis, within the discretion of the Manager. The closing of the purchase and sale of all Securities for the undersigned (each a “Subscription Closing”) under this Offering shall take place remotely, coordinated by the Manager on a date and time within the discretion and choosing of the Manager (the “Subscription Closing Date”) pursuant to the terms of Section 2 above. Subsequent Subscription Closings may continue to occur throughout the Offering Period until the Company has raised the total amount of capital it deems appropriate. In accordance with Section 4 below, on or before the Subscription Closing Date, the undersigned shall deliver its requisite subscriber funds to the Company. However, should the Company not raise a sufficient amount in the reasonable judgement of the Manager sought under this Offering before the Company’s first Subscription Closing, or for any other reason within the sole judgement of the Manager, the Company may elect terminate this Offering, void this Subscription Agreement, and return all subscription funds pursuant to the terms of this Subscription Agreement, without interest or accrued profit/loss allocation, and no Securities will be deemed sold.

4. Payment for Securities. Payment for the Securities shall be received by the Company from the undersigned by wire transfer of immediately available funds or other means approved by the Company at or prior to the Subscription Closing or within fifteen (15) days after notice by the Company that the payment for the securities is due, in the amount as set forth on the Signature Page hereto. The Company may, but is not obligated to, deliver certificates representing the Securities to the undersigned at the Subscription Closing bearing an appropriate legend referring to the fact that the Securities were sold in reliance upon an exemption from registration under the Securities Act. In lieu of certificates, this completed Subscription Agreement, together with the addition of the undersigned as a named “Member” in the Operating Agreement, shall be sufficient evidence of the undersigned’s admission to the Company.

5. Representations and Warranties of the Company. As of the Closing, the Company represents and warrants that:

(a) The Company is duly formed and validly existing under the laws of Delaware, with full power and authority to conduct its business as it is currently being conducted and to own its assets.

(b) The Securities have been duly authorized and, when issued, delivered, and paid for in the manner set forth in this Subscription Agreement, will be validly issued, fully paid, and nonassessable. Based in part upon the representations of the undersigned below in this Subscription Agreement and subject to the completion of the filings referenced in Section 6 below, the Securities will be issued in compliance with all applicable federal and state securities laws.

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6. Representations and Warranties of the Undersigned. The undersigned hereby represents and warrants to and covenants with the Company that:

(a) General.

(i) The undersigned has all requisite authority (and in the case of an individual, the capacity) to purchase the Securities, enter into this Subscription Agreement, and to perform all the obligations required to be performed by the undersigned hereunder, and such purchase will not contravene any law, rule, or regulation binding on the undersigned or any investment guideline or restriction applicable to the undersigned.

(ii) The undersigned is not acquiring the Securities as a nominee or agent or otherwise for any other person.

(iii) The undersigned will comply with all applicable laws and regulations in effect in any jurisdiction in which the undersigned purchases or sells Securities and obtain any consent, approval or permission required for such purchases or sales under the laws and regulations of any jurisdiction to which the undersigned is subject or in which the undersigned makes such purchases or sales, and the Company shall have no responsibility therefor.

(iv) Neither undersigned, nor any of undersigned’s beneficial owners, appears on an SPEcially Designated Nationals and Blocked Persons List of the Office of Foreign Assets Control of the United States Department of the Treasury (“OFAC”), nor are they otherwise a party with which the Company is prohibited to deal under the laws of the United States; undersigned further represents the monies used to fund the investment in the Securities are not derived from, invested for the benefit of, or related in any way to, the governments of, or persons within: (i) any country under a U.S. embargo enforced by OFAC; (ii) which have been designated as a “non-cooperative country or territory” by the Financial Action Task Force on Money Laundering; or; (iii) which has been designated by the U.S. Secretary of the Treasury as a “primary money laundering concern”. Undersigned further represents and warrants that undersigned: (i) has conducted thorough due diligence with respect to all of its beneficial owners; (ii) has established the identities of all beneficial owners and the source of each of the beneficial owner’s funds; and, (iii) will retain evidence of any such identities, any such source of funds and any such due diligence; undersigned further represents in the event undersigned receives deposits from, makes payments to, or conducts transactions, relating to a non-U.S. banking institution (a “Non-U.S. Bank”) in connection with undersigned’s investment in the Securities, such Non-U.S. Bank: (i) has a fixed address, other than an electronic address or a post office box, in a country in which it is authorized to conduct banking activities; (ii) employs one or more individuals on a full-time basis; (iii) maintains operating records related to its banking activities; (iv) is subject to inspection by the banking authority which licensed it to conduct banking activities; and, (v) does not provide banking services to any other Non-U.S. Bank which does not have a physical presence in any country and which is not a registered Affiliate. Undersigned further represents that it does not know or have any reason to suspect: (i) the monies used to fund the investment in the Securities have been or shall be derived from or related to any illegal activities, including but not limited to, money laundering activities; and, (ii) the proceeds from undersigned’s investment in the Securities shall be used to finance any illegal activities. Undersigned further represents and warrants undersigned has conducted

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appropriate due diligence of any beneficial owner who is: (i) a senior foreign political figure, (as used herein, a senior foreign political figure means: (1) a current or former senior official in the executive, legislative, administrative, military, or judicial branches of a foreign government (whether elected or not); (2) a senior official of a major foreign political party; (3) a senior executive of a foreign government-owned commercial enterprise; or, (4) a corporation, business or other entity that has been formed by or for the benefit of an individual described in (1), (2) or (3) (“SFPF”); (ii) an immediate family member of the SFPF; or, (iii) a person who is widely and publicly known (or is actually known by undersigned) to be a close associate of any such individual; undersigned further represents and warrants to the extent a beneficial owner is a bank, including a branch, agency or office of a bank, which is not physically located in the United States, the undersigned has taken and will take reasonable measures to establish the bank has a physical presence or is an affiliate of a regulated entity. Undersigned further agrees and acknowledges, among other remedial measures: (i) Company may be obligated to “freeze the account” of such undersigned, either by prohibiting additional investments by the undersigned and/or segregating assets of undersigned in compliance with governmental regulations and/or if the Manager(s) of the Company determine in its/their sole discretion such action is in the best interests of the Company; and, (ii) Company may be required to report such action or confidential information relating to undersigned (including, without limitation, disclosing undersigned’s identity) to the regulatory authorities.

(b) Information Concerning the Company.

(i) The undersigned acknowledges and certifies that it has received the certain Private Placement Memorandum in connection with these securities and that it understands the terms and disclosures contained therein, that it has had full opportunity to request any additional information regarding the Company, its business, and its projected plans that it so reasonably requests, that the undersigned is familiar with the principals of the issuer, and acknowledges that it has consulted with his or her own advisors and consultants prior to entering into this Subscription Agreement. The undersigned further acknowledges and certifies that it has also received the Operating Agreement and that it understands the terms contained therein. The Private Placement Memorandum, together with this Agreement, the accompanying Investor Suitability Questionnaire, and the Operating Agreement, constitute the “Offering Documents”. THE UNDERSIGNED REPRESENTS THAT IT HAS SOUGHT THE ADVICE OF ITS OWN INDEPENDENT LEGAL COUNSEL IN CONNECTION WITH THE OFFERING DOCUMENTS AND THE SECURITIES OFFERED HEREUNDER.

(ii) The undersigned understands that the Company is not currently required to register and will not register as an Investment Company under the Investment Company Act of 1940 by way of exemption from definition thereof as a real estate operating company, or, in the alternative, by way of exemption provided under Section 3(c)1 and/or 3(c)5 of the Investment Company Act, as applicable.

(iii) The undersigned understands and accepts that: (i) the purchase of the Securities involves various risks, including the risks that there may be no open market for the Securities, or that Subscribers entire investment may be lost; (ii) the Company has no operating history; and (iii) the undersigned may not be able to liquidate his, her or its investment. The undersigned represents that it is able to bear any loss associated with an investment in the Securities.

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(iv) The undersigned confirms that it is not relying on any communication (written or oral) from the Company or any of its affiliates, as investment advice or as a recommendation to purchase the Securities. It is understood that information and explanations related to the terms and conditions of the Securities provided in the Offering Documents or otherwise by the Company or any of its affiliates shall not be considered investment advice or a recommendation to purchase the Securities, and that neither the Company nor any of its affiliates is acting or has acted as an advisor to the undersigned in deciding to invest in the Securities. The undersigned acknowledges that neither the Company nor any of its affiliates has made any representation regarding the proper characterization of the Securities for purposes of determining the undersigned's authority to invest in the Securities. The undersigned is entering into this Agreement of its own volition, and after its own proper due diligence.

(v) The undersigned is familiar with the business and financial conditions, projections, and operations of the Company. The undersigned has had access to such information concerning the Company and the Securities as it deems necessary to enable it to make an informed investment decision concerning the purchase of the Securities.

(vi) The undersigned understands that, unless the undersigned notifies the Company in writing to the contrary at or before the Closing, each of the undersigned's representations and warranties contained in this Subscription Agreement will be deemed to have been reaffirmed and confirmed as of the Closing, taking into account all information received by the undersigned.

(vii) The undersigned acknowledges that the Company has the right in its sole and absolute discretion to abandon this private placement or to alter the terms of offering at any time prior to the completion of the offering. If the Company should abandon this private placement, this Subscription Agreement shall thereafter have no force or effect and the Company shall return the previously paid subscription price of the Securities, without interest thereon, to the undersigned.

(viii) The undersigned understands that no federal or state agency has passed upon the merits or risks of an investment in the Securities or made any finding or determination concerning the fairness or advisability of this investment.

(c) Non-reliance.

(i) The undersigned represents that it is NOT relying on (and will not at any time rely on) any communication (written or oral) of the Company, as investment advice or as a recommendation to purchase the Securities, it being understood that information and explanations related to the terms and conditions of the Securities, the Offering Documents, and the other transaction documents that may have been provided to the undersigned shall NOT be considered investment advice or a recommendation to purchase the Securities and is provided “as is” without any warranties. The undersigned is providing this investment after conducting its own due diligence.

(ii) The undersigned confirms that the Company has NOT (A) given any guarantee or representation as to the potential success, return, effect or benefit (either legal, regulatory, tax, financial, accounting or otherwise) of an investment in the Securities or (B) made any representation to the

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undersigned regarding the legality of an investment in the Securities under applicable legal investment or similar laws or regulations. In deciding to purchase the Securities, the undersigned is not relying on the advice or recommendations of the Company and the undersigned has made its own independent decision that the investment in the Securities is suitable and appropriate for the undersigned.

(d) Status of Undersigned.

(i) The undersigned has such knowledge, skill and experience in business, financial and investment matters that the undersigned is capable of evaluating the merits and risks of an investment in the Securities. With the assistance of the undersigned's own professional advisors, to the extent that the undersigned has deemed appropriate, the undersigned has made its own legal, tax, accounting, and financial evaluation of the merits and risks of an investment in the Securities and the consequences of this Subscription Agreement. The undersigned has considered the suitability of the Securities as an investment in light of its own circumstances and financial condition and the undersigned is able to bear the risks associated with an investment in the Securities and its authority to invest in the Securities. The undersigned hereby represents and warrants that the undersigned, either by reason of the undersigned’s business or financial experience or the business or financial experience of the undersigned's professional advisors (who are unaffiliated with and who are not compensated by the Company or any affiliate of the Company, directly or indirectly) has the capacity to protect the undersigned's own interests in connection with the transaction contemplated hereby.

(ii) The undersigned is an “Accredited Investor” as that term is defined under the Securities Act. The undersigned agrees to furnish any additional information requested by the Company or any of its affiliates to assure compliance with applicable U.S. federal and state securities laws in connection with the purchase and sale of the Securities. Any information that has been furnished or that will be furnished by the undersigned to evidence its status as an accredited investor is accurate and complete and does not contain any misrepresentation or material omission.

(e) Restrictions on Transfer or Sale of Securities. As applies to the Purchaser:

(i) The undersigned is acquiring the Securities solely for the undersigned’s own beneficial account, for investment purposes, and not with a view to, or for resale in connection with, any distribution of the Securities. The undersigned understands that the Securities have not been registered under the Securities Act or any State Securities Laws by reason of specific exemptions under the provisions thereof which depend in part upon the investment intent of the undersigned and of the other representations made by the undersigned in this Subscription Agreement. The undersigned understands that the Company is relying upon the representations and agreements contained in this Subscription Agreement (and any supplemental information) for the purpose of determining whether this transaction meets the requirements for such exemptions.

(ii) The undersigned understands that the Securities are “restricted securities” under applicable federal securities laws and that the Securities Act and the rules of the U.S. Securities and Exchange Commission (the “Commission”) provide in substance that the undersigned may dispose of the Securities only pursuant to an effective registration statement under the Securities Act or an exemption

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therefrom (and in any case not before one (1) year from the date of subscription hereof), and the undersigned understands that the Company, at this time, has no obligation or intention to register any of the Securities, or to take action so as to permit sales pursuant to the Securities Act (including Rule 144 thereunder). Accordingly, the undersigned understands that under the Commission's rules, the undersigned may dispose of the Securities principally only in “private placements” which are exempt from registration under the Securities Act, in which event the transferee will acquire “restricted securities” subject to the same limitations as in the hands of the undersigned. Consequently, the undersigned understands that the undersigned must bear the economic risks of the investment in the Securities for an indefinite period of time. The undersigned agrees to hold the Company and its members, manager, officers, employees, controlling persons and agents and their respective heirs, representatives, successors and assigns harmless and to indemnify them against all liabilities, costs and expenses incurred by them as a result of any misrepresentation made by the undersigned contained in this Subscription Agreement or any sale or distribution by the undersigned in violation of the applicable federal securities law, including but not limited to, the Securities Act. The undersigned understands and agrees that in addition to restrictions on transfer imposed by applicable securities laws, the transfer of the Securities will be restricted by the terms of the Offering Documents.

(iii) The undersigned agrees: (A) that the undersigned will not sell, assign, pledge, give, transfer, or otherwise dispose of the Securities or any interest therein, or make any offer or attempt to do any of the foregoing, except pursuant to a registration of the Securities under the Securities Act and all applicable State Securities Laws, or in a transaction which is exempt from the registration provisions of the Securities Act and all applicable State Securities Laws; (B) that the certificates representing the Securities will bear a legend making reference to the foregoing restrictions; and (C) that the Company and its affiliates shall not be required to give effect to any purported transfer of such Securities except upon compliance with the foregoing restrictions.

(f) Further Rights of Redemption and Repurchase of Securities. The undersigned understands and agrees that the Securities sold hereunder may also be subject to certain rights or redemption or repurchase as may be provided for in the Operating Agreement, and the undersigned understands that it must agree to such terms in subscribing to the Company hereunder.

7. Conditions to Obligations of the Undersigned and the Company. The obligations of the undersigned to purchase and pay for the Securities as specified on the Signature Page hereto and of the Company to sell the Securities are subject to the satisfaction at or prior to the Closing of the following conditions precedent: the representations and warranties of the Company contained in Section 5 hereof and of the undersigned contained in Section 6 hereof shall be true and correct as of the Closing in all respects with the same effect as though such representations and warranties had been made as of the Closing.

8. Electronic Delivery of Disclosures and Schedule K-1.

(a) The undersigned understands that the Company expects to deliver tax return information, including Schedule K-1s (each, a “K-1”) to the undersigned by either electronic mail or some other form of electronic delivery. Pursuant to IRS Rev. Proc. 2012-17 (Feb. 13, 2012), the Undersigned hereby expressly understands, consents to, and acknowledges such electronic delivery of tax returns and related

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information. Federal law prohibits the Company, the Manager, or their affiliates and designees from disclosing, without consent, undersigned’s tax return information to third parties or use of that information for purposes other than the preparation of the Subscriber’s tax return. As part of subscription to this offering, the Company, the Manager, or their designees may disclose undersigned’s income tax return information to certain other affiliated entities or third-party service providers for tax return preparation and data aggregation purposes. The Company, the Manager, and their designees covenant they will keep and maintain undersigned’s information in strict confidence, using such degree of care as is appropriate to avoid unauthorized access, use or disclosure, and will not use such information in violation of law. In executing this Agreement, the undersigned authorizes the Company and the Manager to disclose tax return information to certain third-party entities, their respective successors, affiliates and, or such other third-party service providers as the undersigned may request or as may be required by the Company or the Manager for purposes of completing tax return preparation and K-1 delivery pursuant to this agreement.

(b) The Subscriber’s consent to electronic delivery will apply to all future K–1s unless such consent is withdrawn by the Subscriber.

(c) If for any reason the Subscriber would like a paper copy of the K-1 after the Subscriber has consented to electronic delivery, the Subscriber may submit a request via email to the Manager or send a written request to the same. Requesting a paper copy of the Subscriber’s K-1 will not be treated as a withdrawal of consent

(d) If the Subscriber in the future determines that it no longer consents to electronic delivery, the Subscriber will need to notify the Company so that it can arrange for a paper K-1 to be delivered to the address that the Company then currently has on file. The Subscriber may submit notice via email to the Manager or send a written request to the same. The Subscriber’s consent is considered withdrawn on the date the Company receives the written request to withdraw consent. The Company will confirm the withdrawal and its effective date in writing. A withdrawal of consent does not apply to a K-1 that was emailed to the Subscriber before the effective date of the withdrawal of consent.

(e) The Company (or the Manager) will cease providing statements to the Subscriber electronically if the Subscriber provides notice to withdraw consent, if the Subscriber ceases to be a Member of the Company, or if regulations change to prohibit the form of delivery.

(f) Subscribers shall be responsible for maintaining and/or updating personal and tax related contact information in the Company’s secure online portal, as it may exist from time to time, or for updating and maintaining their information in any other way designated by the Manager from time to time. The Subscriber will be notified if there are any changes to the contact information of the Company.

(g) The Subscriber’s K-1 may be required to be printed and attached to a federal, state, or local income tax return.

9. Banking Disclosure. The Company shall open and maintain a bank account (or accounts) at an FDIC insured banking institution in the United States, in which all Subscriber funds shall be collected. However, Purchaser acknowledges, understands, and agrees that the Company cannot and will not

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guarantee the safe deposit and keeping of all funds outside of reasonably due care, which generally entails ensuring correct receipts and deposits into the account(s) of the Company. Purchaser agrees that the Company is not responsible for the actions (or omissions) or events that occur with the banking institutions in which the Company’s funds are deposited.

10. Privacy Policy. The Company shall collect personal information about Purchaser in connection with this transaction, and such personal information shall be governed by the Company’s then in effect “Privacy Policy”, a copy of which is on file with the Company, contained within the Company’s private placement memorandum concerning this Offering, and may be requested by Purchaser for review. In executing this Agreement and subscribing to the Company’s Securities, Purchaser 1) acknowledges receipt and review of the Company’s Privacy Policy, 2) agrees to the terms of the same, and 3) understands and acknowledges that the Company shall not be liable for breaches of private information occurring outside the ordinary course of business and if such breach occurred by means other than the Company’s negligence.

11. Obligations Irrevocable. The obligations of the undersigned shall be irrevocable.

12. Legend. The Company shall not be required to issue certificates to the Subscriber representing the Securities sold under this Agreement; Securities held shall be evidenced this Agreement. In the event that the Company elects to issue certificates representing Securities in accordance, then the Company shall ensure such certificates include all required legends under applicable law, including, without limitation, legends that articulates rules and restrictions applicable to the Securities as restricted securities under applicable law:

13. Waiver, Amendment. Neither this Subscription Agreement nor any provisions hereof shall be modified, changed, discharged or terminated except by an instrument in writing, signed by the party against whom any waiver, change, discharge or termination is sought.

14. Assignability. Neither this Subscription Agreement nor any right, remedy, obligation or liability arising hereunder or by reason hereof shall be assignable by either the Company or the undersigned without the prior written consent of the other party.

15. Waiver of Jury Trial; Dispute Resolution.

(a) THE UNDERSIGNED IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY WITH RESPECT TO ANY LEGAL PROCEEDING ARISING OUT OF THE TRANSACTIONS CONTEMPLATED BY THIS SUBSCRIPTION AGREEMENT.

(b) Any dispute, claim, or controversy arising out of or relating to this Agreement, including the negotiation, breach, validity or performance of the Agreement, the rights and obligations contemplated by the Agreement, any claims of fraud or fraud in the inducement, and any claims related to the scope or applicability of this agreement to arbitrate, shall be resolved at the request of any party to this Agreement through a two-step dispute resolution process administered by the American Arbitration Association at a location of the Manager’s choosing, first as mediation, then followed if necessary, by final and binding arbitration administered by a panel of three arbitrators (the “Arbitrator”). The fees and expenses of the

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Arbitrator shall be borne by the parties bringing the dispute advanced by them from time to time as required; provided that at the conclusion of the arbitration, the Arbitrator shall award costs and expenses (including the costs of the arbitration previously advanced and the reasonable fees and expenses of attorneys, accountants and other experts) to the prevailing party. No pre-arbitration discovery shall be permitted, except that the Arbitrator shall have the power in his sole discretion, on application by any party, to order pre-arbitration examination solely of those witnesses and documents that any other party intends to introduce in its case-in-chief at the arbitration hearing. The parties shall instruct the Arbitrator to render such arbitrator’s award within thirty (30) calendar days following the conclusion of the arbitration hearing. The Arbitrator shall not be empowered to award to any party any damages of the type not permitted to be recovered under this Subscription Agreement in connection with any dispute between or among the parties arising out of or relating in any way to this Subscription Agreement or the transactions arising hereunder, and each party hereby irrevocably waives any right to recover such damages.

16. Submission to Jurisdiction. With respect to any suit, action or proceeding relating to any offers, purchases or sales of the Securities by the undersigned (“Proceedings”), the undersigned irrevocably submits to the jurisdiction of the federal or state courts located in the State of Tennessee, which submission shall be exclusive unless none of such courts has lawful jurisdiction over such Proceedings.

17. Governing Law. This Subscription Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

18. Section and Other Headings. The section and other headings contained in this Subscription Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Subscription Agreement.

19. Notices. All notices and other communications provided for herein shall be in writing and shall be deemed to have been duly given if delivered personally or sent by registered or certified mail, return receipt requested, postage prepaid to the following addresses (or such other address as either party shall have specified by notice in writing to the other):

If to the Company:	5740 Getwell Rd, Ste 5D, Southaven MS 38672, USA Attention: CM OB Hotel MGR, LLC, its Manager Email: Sameet@onyxhospitality.com
with a copy to:	M&W Law, PLLC 5001 LBJ Fwy, Suite 830 Dallas, TX 75244 E-mail: adnan@mwfirm.com Attention: Adnan Merchant
If to the Purchaser:	Address listed on the Purchaser’s information page.

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20. Binding Effect. The provisions of this Subscription Agreement shall be binding upon and accrue to the benefit of the parties hereto and their respective heirs, legal representatives, successors and assigns.

21. Survival. All representations, warranties and covenants contained in this Subscription Agreement shall survive (i) the acceptance of the subscription by the Company and the Closing, (ii) changes in the transactions, documents and instruments described in the Offering Documents which are not material or which are to the benefit of the undersigned and (iii) the death or disability of the undersigned. Notwithstanding the foregoing, the warranties, representations and covenants of the Company contained in or made pursuant to this Subscription Agreement shall survive the execution and delivery of this Subscription Agreement and the Closing for a period of one (1) year following the last Closing.

22. Acceptance of Operating Agreement. The undersigned agrees that, in addition to the execution and acceptance of this Subscription Agreement, the undersigned must also execute the Operating Agreement, accepting and agreeing to all terms therein.

23. Notification of Changes. The undersigned hereby covenants and agrees to notify the Company upon the occurrence of any event prior to the closing of the purchase of the Securities pursuant to this Subscription Agreement which would cause any representation, warranty, or covenant of the undersigned contained in this Subscription Agreement to be false or incorrect.

24. Severability. If any term or provision of this Agreement is invalid, illegal or unenforceable in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other term or provision of this Agreement or invalidate or render unenforceable such term or provision in any other jurisdiction.

25. Counterparts; Electronic Signature. This Agreement is intended to be executed by omnibus signature, containing an execution to multiple documents simultaneously one of which is this Agreement, and which omnibus signature page, when executed, shall be as if attached to this Agreement as a validly binding execution of this Agreement by its signatory. In view thereof, this Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall be deemed to be one and the same agreement. A signed copy of the omnibus signature executing this Agreement delivered by facsimile, email, or other means of Electronic Transmission (including electronic signature and delivery methods such as DocuSign, Adobe Sign, etc.) shall be deemed to have the same legal effect as delivery of an original signed copy of this Agreement. Subscriber hereby consents to execution of this Agreement via such methods and utilizing such instruments.

This space intentionally left blank. Signature page executed by Omnibus signature incorporated by reference herein upon valid execution.

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Omnibus Signature Page

for

Subscription Documents

CM OB Hotel Owner, LLC

IN WITNESS WHEREOF, the undersigned Member (or their respective officers thereunto duly authorized), having read, reviewed, understood, and agreed to the terms of the below listed documents, and intending for the Member to be legally bound by the same, caused this Omnibus Signature Page to be

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executed as of the date first written below. Execution of this instrument, whether by hand or electronically, constitutes execution, collectively, of all below listed documents:

•
Operating Agreement of CM OB Hotel Owner, LLC;
•
Subscription Agreement between the Undersigned and CM OB Hotel Owner, LLC to purchase securities;
•
Investor Suitability Questionnaire; and
•
Subscriber Information Sheet.

By executing this Omnibus Signature Page, the undersigned 1) acknowledges receipt of the Company’s Private Placement Memorandum, and 2) acknowledges and agrees that the undersigned is accepting, adopting and agreeing to all terms, conditions, representations, warranties, acknowledgements, covenants and other provisions contained in the above-referenced documents, with the same force and effect as if the undersigned had executed and delivered a counterpart signature page to each such document.

By the Member:

JFB Construction Holdings
Investor Name (Entity or Individual)

By:
(Signature)

_/s/ Joseph F. Basile III_
Joseph F. Basile III

Chief Executive Officer

May 06,2025
Date Signed

The offer to purchase securities as set forth above is confirmed and accepted by the Company:

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By: CM OB Hotel MGR, LLC, its Manager

By: _/s/ Sameet Patel_

its Authorized Representative

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